Results of Shareholder Votes:
A special meeting of shareholders of Boston Trust & Walden Funds was held on
May 24, 2013.
The following is a summary of the shareholder voting results approved at the meeting:
1. Approval of Lucia B. Santini and Heidi Soumerai as interested trustees of the Trust:
For Approval Against Approval Abstain
Lucia B. Santini 55,434,439.354 88,278.840 118,839.896
Heidi Soumerai 53,615,784.604 1,890,373.547 135,399.939
Michael M. Van Buskirk, Diane E. Armstrong and Dr. James H.
Woodward
continued as independent trustees following the meeting.
2. Approval of an amendment to each Funds fundamental policy regarding loans, as described in the proxy statement to shareholders:
For Approval Against Approval Abstain
Boston Trust Asset Management Fund 7,416,502.829 11,900.000 0.000
Boston Trust Equity Fund 4,790,963.000 0.000 0.000
Boston Trust Midcap Fund 2,525,844.000 179.000 1,311.000
Boston Trust SMID Cap Fund 390,963.000 0.000 0.000
Boston Trust Small Cap Fund 15,268,168.316 92,343.708 93,496.021
Walden Asset Management Fund 3,547,953.497 4,223.074 9,045.912
Walden Equity Fund 4,299,719.992 14,739.847 14,704.018
Walden Midcap Fund 1,956,023.000 0.000 0.000
Walden SMID Cap Innovations Fund 1,002,111.752 0.000 0.000
Walden Small Cap Innovations Fund 2,591,113.876 6,618.356 247.694
3. Approval of an amendment to each Funds fundamental policy regarding borrowing, as described in the proxy statement to shareholders:
For Approval Against Approval Abstain
Boston Trust Asset Management Fund 7,416,502.829 11,900.000 0.000
Boston Trust Equity Fund 4,790,963.000 0.000 0.000
Boston Trust Midcap Fund 2,526,023.000 0.000 1,311.000
Boston Trust SMID Cap Fund 390,963.000 0.000 0.000
Boston Trust Small Cap Fund 15,268,168.316 92,343.708 93,496.021
Walden Asset Management Fund 3,551,194.902 1,098.291 8,929.290
Walden Equity Fund 4,283,517.682 23,601.110 22,045.065
Walden Midcap Fund 1,956,023.000 0.000 0.000
Walden SMID Cap Innovations Fund 1,002,111.752 0.000 0.000
Walden Small Cap Innovations Fund 2,594,039.579 3,692.653 247.694
4. Approval of an amendment to each Funds fundamental policy regarding underwriting, as described in the proxy statement to shareholders:
For Approval Against Approval Abstain
Boston Trust Asset Management Fund 7,416,502.829 11,900.000 0.000
Boston Trust Equity Fund 4,790,963.000 0.000 0.000
Boston Trust Midcap Fund 2,526,023.000 0.000 1,311.000
Boston Trust SMID Cap Fund 390,963.000 0.000 0.000
Boston Trust Small Cap Fund 15,268,190.638 92,215.749 93,601.658
Walden Asset Management Fund 3,551,311.524 981.669 8,929.290
Walden Equity Fund 4,297,684.272 9,584.356 21,895.229
Walden Midcap Fund 1,956,023.000 0.000 0.000
Walden SMID Cap Innovations Fund 1,002,111.752 0.000 0.000
Walden Small Cap Innovations Fund 2,594,039.579 3,692.653 247.694
Continued 69
Supplementary Information (Unaudited) September 30, 2013
5. Approval of an amendment to each Funds fundamental policy regarding purchases of real estate, as described in the proxy statement to shareholders:
For Approval Against Approval Abstain
Boston Trust Asset Management Fund 7,414,195.833 12,253.996 1,953.000
Boston Trust Equity Fund 4,790,963.000 0.000 0.000
Boston Trust Midcap Fund 2,526,023.000 0.000 1,311.000
Boston Trust SMID Cap Fund 390,963.000 0.000 0.000
Boston Trust Small Cap Fund 15,268,929.523 92,022.892 93,055.630
Walden Asset Management Fund 3,538,184.141 13,992.430 9,045.912
Walden Equity Fund 4,275,787.376 35,212.610 18,163.871
Walden Midcap Fund 1,956,023.000 0.000 0.000
Walden SMID Cap Innovations Fund 1,002,111.752 0.000 0.000
Walden Small Cap Innovations Fund 2,594,039.579 3,692.653 247.694
6. Approval of an amendment to each Funds fundamental policy regarding commodities, as described in the proxy statement to shareholders:
For Approval Against Approval Abstain
Boston Trust Asset Management Fund 7,414,195.833 12,253.996 0.000
Boston Trust Equity Fund 4,790,963.000 0.000 0.000
Boston Trust Midcap Fund 2,526,023.000 0.000 1,311.000
Boston Trust SMID Cap Fund 390,963.000 0.000 0.000
Boston Trust Small Cap Fund 15,268,633.286 92,311.593 93,063.166
Walden Asset Management Fund 3,538,184.141 13,992.430 9,045.912
Walden Equity Fund 4,276,438.671 37,163.056 15,562.130
Walden Midcap Fund 1,956,023.000 0.000 0.000
Walden SMID Cap Innovations Fund 1,002,111.752 0.000 0.000
Walden Small Cap Innovations Fund 2,591,113.876 3,692.653 3,173.397
7. Approval of an amendment to each Funds fundamental policy regarding concentration, as described in the proxy statement to shareholders:
For Approval Against Approval Abstain
Boston Trust Asset Management Fund 7,416,502.829 11,900.000 0.000
Boston Trust Equity Fund 4,790,963.000 0.000 0.000
Boston Trust Midcap Fund 2,526,023.000 0.000 1,311.000
Boston Trust SMID Cap Fund 390,963.000 0.000 0.000
Boston Trust Small Cap Fund 15,268,638.545 92,918.870 92,450.630
Walden Asset Management Fund 3,551,194.902 981.669 9,045.912
Walden Equity Fund 4,285,526.325 7,901.288 35,736.244
Walden Midcap Fund 1,956,023.000 0.000 0.000
Walden SMID Cap Innovations Fund 1,002,111.752 0.000 0.000
Walden Small Cap Innovations Fund 2,594,039.579 3,692.653 247.694
8. Approval of an amendment to each Funds fundamental policy regarding issuance of senior securities, as described in the proxy statement to shareholders:
For Approval Against Approval Abstain
Boston Trust Asset Management Fund 7,416,148.833 12,253.996 0.000
Boston Trust Equity Fund 4,790,963.000 0.000 0.000
Boston Trust Midcap Fund 2,526,023.000 0.000 1,311.000
Boston Trust SMID Cap Fund 390,963.000 0.000 0.000
Boston Trust Small Cap Fund 15,269,037.845 91,914.570 93,055.630
Walden Asset Management Fund 3,539,349.844 3,546.405 18,326.234
Walden Equity Fund 4,262,624.555 24,069.213 42,470.089
Walden Midcap Fund 1,956,023.000 0.000 0.000
Walden SMID Cap Innovations Fund 1,002,111.752 0.000 0.000
Walden Small Cap Innovations Fund 2,594,039.579 3,692.653